                                                                    EXHIBIT 4.1


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
    [NUMBER]                                                                         [SHARES]
SQ
   COMMON STOCK                                                         SEE REVERSE FOR CERTAIN DEFINITIONS
  $.01 PAR VALUE                                                                CUSIP 87160X 10 0

                                               SYNQUEST, INC.
                            INCORPORATED UNDER THE LAWS OF THE STATE OF GEORGIA


         THIS CERTIFIES THAT


         IS THE OWNER OF

                         FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF
                                               SYNQUEST, INC.

transferable on the books of the Corporation in person or by duly authorized attorney, upon the surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer
Agent and registered by the Registrar.

         Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

COUNTERSIGNED AND REGISTERED:
                          SUNTRUST BANK
                                                   TRANSFER AGENT
                                                    AND REGISTRAR
BY

                                             AUTHORIZED SIGNATURE


                    SECRETARY                                                           CHIEF EXECUTIVE OFFICER
--------------------------------------------------------               ---------------------------------------------------------
           AMERICAN BANK NOTE COMPANY                                       PRODUCTION COORDINATOR: BELINDA BECK: 215-764-8619
             55TH and SANSOM STREET                                                      PROOF OF JUNE 21, 2000
             PHILADELPHIA, PA 19139                                                          SYNQUEST, INC.
                 (215) 764-8600                                                                H 66850 FC
--------------------------------------------------------               ---------------------------------------------------------
          SALES: A. HOBBS: 404-525-1455                                         OPERATOR:                            JW
--------------------------------------------------------               ---------------------------------------------------------
       /HOME 14/LIVE JOBS/S/SYNQUEST 66850                                                        NEW
--------------------------------------------------------               ---------------------------------------------------------

                                                   AMERICAN BANK NOTE COMPANY
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
                                 SYNQUEST, INC.

         The Corporation will furnish without charge to each shareholder who so requests a statement or summary of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof which the Corporation is authorized to issue and of the qualifications, limitations or restrictions of such preferences and/or rights. Such request may be made to the office of the Secretary of the Corporation or the Transfer Agent named on the face of this Certificate.

         The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

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
         TEN COM - as tenants in common                UNIF GIFT MIN ACT - _________ Custodian _________
         TEN ENT - as tenants by the entireties                             (Cust)             (Minor)
         JT TEN  - as joint tenants with right of                          under Uniform Gifts to Minors
                   survivorship and not as tenants                         Act _________________________
                   in common                                                            (State)
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    Additional abbreviations may also be used though not in the above list.


For value received, ______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
 _____________________________________

|                                     |
|                                     |
 _____________________________________

________________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated _______________________________

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
                        NOTICE: ________________________________________________________________________________________________
                                THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE
                                CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

       SIGNATURE(S) GUARANTEED: ________________________________________________________________________________________________
                                THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS,
                                SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE
                                GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.
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     KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR
     DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION
     TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

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
------------------------------------------------------   -------------------------------------------------------------
             AMERICAN BANK NOTE COMPANY                        PRODUCTION COORDINATOR: BELINDA BECK: 215-764-8619
               55TH and SANSOM STREET                                       PROOF OF JUNE 21, 2000
               PHILADELPHIA, PA 19139                                          SYNQUEST, INC.
                   (215) 764-8600                                                H 66850 BK
------------------------------------------------------   -------------------------------------------------------------
           SALES:  A. HOBBS: 404-525-1455                              OPERATOR:                       JW/HJ
------------------------------------------------------   -------------------------------------------------------------
    / HOME 14 / LIVE JOBS /S/ SYNQUEST 66850                                       REV 1
------------------------------------------------------   -------------------------------------------------------------
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                           FONT TO COME FROM CUSTOMER